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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) January 12, 1998
                                                      ----------------

                            Statewide Financial Corp.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                New Jersey                0-26546            22-3397900
     --------------------------------   ------------   --------------------
     (State or other jurisdiction of    (Commission    (IRS Employer
          incorporation)                 File Number)   Identification No.)


           70 Sip Avenue, Jersey City, New Jersey             07306
     --------------------------------------------      --------------------
      (Address of principal executive offices)              (Zip Code)



     Registrant's telephone number, including area code (201) 795-4000
                                                         -------------



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     Item 1.   Changes in Control of Registrant.
               ---------------------------------
               Not Applicable.



     Item 2.   Acquisition or Disposition of Assets.
               -------------------------------------
               Not Applicable.



     Item 3.   Bankruptcy or Receivership.
               ---------------------------
               Not Applicable.



     Item 4.   Changes in Registrant's Certifying Accountant.
               ----------------------------------------------
               Not Applicable.



     Item 5.   Other Events.
               -------------
               Registrant issued a press release dated January 12, 1998 regarding implementation of Registrant's proposed stock repurchase program.



     Item 6.   Resignations of Registrant's Directors.
               ---------------------------------------
               Not Applicable.



     Item 7.   Exhibits and Financial Statements.
               ----------------------------------

               Exhibit No.              Description
               -----------              -----------

                  99 Press Release dated January 12,1998 regarding implementation of
                                        Registrant's proposed stock
                                        repurchase program.


     Item 8.   Change in fiscal year
               ---------------------
               Not Applicable.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Statewide Financial Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  STATEWIDE FINANCIAL CORP.
                                                  -------------------------
                                                       (Registrant)


     Dated:    January 14, 1998              By:  Bernard F. Lenihan
                                                  -------------------------
                                                  Senior Vice President and
                                                  Chief Financial Officer


                                  EXHIBIT INDEX
                                  -------------


                           CURRENT REPORT ON FORM 8-K
                           --------------------------



     Exhibit No.         Description
     -----------         -----------

     99 Press Release dated January 12, 1998 regarding implementation of Registrant's proposed stock repurchase program.



     FOR IMMEDIATE RELEASE              Contact:  Augustine F. Jehle
     January 12, 1998                                  (201) 795-4000
                                                  Anthony S. Cicatiello
                                                       (732) 382-1066

                            STATEWIDE FINANCIAL CORP.
                           ANNOUNCES STOCK REPURCHASE

     JERSEY CITY, N.J. (January 12, 1998)--Statewide Financial Corp. (Nasdaq: SFIN)announced today that it is implementing a stock repurchase program, enabling the Company to buy up to five percent (5%) of its outstanding shares of common stock. Purchases may be made from time to time in the open market or through privately negotiated transactions. The Company received the necessary regulatory clearances from the Office of Thrift Supervision (OTS) to undertake the program.

     "This newest stock repurchase program is a sign of our continuing commitment to enhance the value of our shareholders' investment," stated Victor M. Richel, chairman, president and chief executive officer of Statewide Financial Corp. "We believe that the repurchase of the Company's stock is prudent capital management for the Company."

     The Company previously repurchased 15% of its stock during buyback programs in 1996 and 1997.

     Statewide Financial Corp. is the holding company for Statewide Savings Bank S.L.A., a savings and loan association headquartered in Jersey City. Statewide Savings Bank conducts general banking and thrift business through its 16 offices in Hudson, Union, Bergen and Passaic counties in New Jersey. Statewide Financial Corp. has total assets of $675 million.